SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 1998

                                   1ST BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17915                                               35-1775411
(Commission File Number)                     (IRS Employer Identification No.)

101 North Third Street
Vincennes, Indiana                                                   47591

(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code: (812)885-4528


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Item 5.           Other Events

         On October 20, 1998, 1ST BANCORP ("1ST") announced its earnings for the quarter ended September 30, 1998.

         Pursuant to General Instruction F to Form 8-K, the press release issued October 20, 1998 , concerning those earnings is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 20 Press Release dated October 20, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           By: /s/ Mary Lynn Stenftenagel
                                           -------------------------------
                                                Mary Lynn Stenftenagel,
                                                Secretary/Treasurer

Dated: November 6, 1998